General Information	12 Months Ended
Dec. 31, 2023
General Information [Abstract]
GENERAL INFORMATION	GENERAL INFORMATION
Gogoro Inc. (“Gogoro”) was incorporated as an exempted company in accordance with the laws and regulations of the Cayman Islands on April 27, 2011. Gogoro is a holding company, through its subsidiaries (collectively referred to as the “Company”), engaging in research and development, manufacture and sales and distribution of electric scooters and electric scooter enabling components, and providing battery swapping service to consumers. The Company’s principal place of business is in Taiwan, the Republic of China (R.O.C.). Gogoro’s ordinary shares are listed and quoted on the National Association of Securities Dealers Quotations (“Nasdaq”) under the symbol "GGR" on April 5, 2022.
The consolidated financial statements were approved by the board of directors and authorized for issue on March 29, 2024.